SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2000


                                  MESTEK, INC.
               (Exact name of registrant as specified in charter)



    Pennsylvania                       1-448                      25-0661650
(State or other jurisdiction  (Commission File Number)         (IRS Employer
  of incorporation)                                          Identification No.)



         260 North Elm Street
       Westfield, Massachusetts                                     01085
(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number including area code (413) 568-9571

ITEM 5.  OTHER EVENTS.

         On September 20, 2000, Mestek, Inc. ("Mestek"). issued a press release regarding the Stock Purchase Agreement with respect to the purchase by Alpha Technologies Group, Inc of all of Mestek's stock in its National Northeast Corporation subsidiary. Mestek hereby incorporates by reference the information set forth in the above joint press release dated September 19, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit
Number            Description
99.1              Press Release dated September 19, 2000

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MESTEK, INC.



Date:  September 20, 2000           By:  /s/      Stephen M. Shea
                                       -----------------------------------------
                                     Stephen M. Shea
                                     Senior Vice President - Finance
                                    (Principal Financial and Accounting Officer)